SL GREEN REALTY CORP.

FIRST QUARTER 2024 SUPPLEMENTAL DATA

March 31, 2024

MetLife

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of March 31, 2024, the Company held interests in 57 buildings totaling 32.4 million square feet. This included ownership interests in 28.7 million square feet in Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended March 31, 2024 that will be included on Form 10-Q to be filed on or before May 10, 2024.

Supplemental Information	2	First Quarter 2024

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	25

Derivative Summary Schedule	26

Lease Liability Schedule	27

Debt and Preferred Equity Investments	28	-	30

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Non-GAAP Disclosures and Reconciliations	48

Analyst Coverage	51

Executive Management	52

Supplemental Information	3	First Quarter 2024

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	First Quarter 2024

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2023 are as follows:

Added to Same-Store in 2024:	Removed from Same-Store in 2024:
885 Third Avenue	717 Fifth Avenue (disposed)
450 Park Avenue	719 Seventh Avenue (ASP)
Worldwide Plaza (ASP)
115 Spring Street (ASP)
11 West 34th Street (ASP)
650 Fifth Avenue (ASP)
1552-1560 Broadway (ASP)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	First Quarter 2024

FIRST QUARTER 2024 HIGHLIGHTS Unaudited

NEW YORK, April 17, 2024 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net income attributable to common stockholders for the quarter ended March 31, 2024 of $13.1 million, or $0.20 per share, as compared to a net loss of $39.7 million, or $0.63 per share, for the same quarter in 2023.
The Company reported FFO for the quarter ended March 31, 2024 of $215.4 million, or $3.07 per share, or $68.6 million, or $0.98 per share, inclusive of $141.7 million, or $2.02 per share, of gain on discounted debt extinguishment at 2 Herald Square and $5.1 million, or $0.07 per share, of non-cash fair value adjustments on a mark-to-market derivative. The Company reported FFO for the same period in 2023 of $105.5 million, or $1.53 per share, which included $20.3 million, or $0.29 per share, representing the Company's net share of holdover rent, interest and reimbursement of attorneys' fees collected by the joint venture that owns 2 Herald Square from former tenant, Victoria's Secret Stores LLC, and their guarantor, L Brands Inc., following the completion of legal proceedings against the tenant and guarantor.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 1.2% for the first quarter of 2024, and decreased 1.2% excluding lease termination income, better than the Company's projections, as compared to the same period in 2023.
During the first quarter of 2024, the Company signed 60 office leases in its Manhattan office portfolio totaling 633,660 square feet. The average rent on the Manhattan office leases signed in the first quarter of 2024, excluding leases signed at One Vanderbilt and One Madison, was $72.38 per rentable square foot with an average lease term of 6.4 years and average tenant concessions of 6.8 months of free rent with a tenant improvement allowance of $51.45 per rentable square foot. Thirty-two leases comprising 294,583 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $77.90 per rentable square foot, representing a 5.5% decrease over the previous fully escalated rents on the same office spaces. The Company expects to sign 2.0 million square feet of Manhattan office leases with a positive mark-to-market of 2.5% - 5.0% in 2024.
Occupancy in the Company's Manhattan same-store office portfolio was 89.2% as of March 31, 2024, thirty basis points better than the Company's projections, inclusive of 455,472 square feet of leases signed but not yet commenced, as compared to 89.8% at the end of the previous quarter. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to more than 91.5% by December 31, 2024.
Significant leasing activity in the first quarter includes:
•Early renewal and expansion for a total of 75,950 square feet with Antares Capital L.P. at 280 Park Avenue;
•New leases of 67,208 square feet and 35,898 square feet with a publicly traded financial services firm and a subsidiary of Flutter Entertainment, respectively, at One Madison Avenue;
•New lease with OCC Strategy Consultants for 28,182 square feet at 1185 Avenue of the Americas;
•Five new leases and one early renewal for a total of 67,424 square feet at 485 Lexington Avenue;
•Early renewal with Hinshaw & Colbertson for 26,977 square feet at 800 Third Avenue;
•Expansion lease with McDermott Will & Emery LLP for 22,944 square feet at One Vanderbilt Avenue;
•Early renewal with H Work LLC for 22,873 square feet at 100 Church Street; and
•Early renewal and expansion with IM Pro Makeup NY LP for a total of 19,898 square feet at 110 Greene Street.

Supplemental Information	6	First Quarter 2024

FIRST QUARTER 2024 HIGHLIGHTS Unaudited

Investment Activity
In March, the Company entered into a contract to acquire its partner's 45% interest in 10 East 53rd Street for cash consideration of $7.2 million net of all outstanding debt obligations prior to a loan modification closed during the first quarter. As a result of the contract terms entered into, the Company concluded to consolidate the joint venture as of March 31, 2024. The acquisition is expected to close in the fourth quarter of 2024.
In March, the Company entered into a contract to sell the Palisades Premier Conference Center for $26.3 million. The Company took control of the property in July 2023 in partial satisfaction of a legal judgement. The sale is expected to close in the second quarter of 2024 and generate net proceeds of $20.0 million.
In January, together with our joint venture partner, the Company closed on the sale of the retail condominium at 717 Fifth Avenue for total consideration of $963.0 million. The transaction generated net proceeds to the Company of $27.0 million, which was used for corporate debt repayment.
In January, the Company acquired equity interests in the joint venture that owns the leasehold at 2 Herald Square for no consideration, increasing the Company's interest in the joint venture to 95%. In February, the previous $182.5 million mortgage on the property was repaid for a net payment of $7.0 million.
The Company launched fundraising for its $1.0 billion opportunistic debt fund in January 2024. This fund will allow the Company to capitalize on current capital markets dislocations through the discounted acquisition of existing debt investments and origination of new, high-yielding debt instruments.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $352.3 million at March 31, 2024. The portfolio had a weighted average current yield of 8.0%, or 9.6% excluding the effect of a $50.0 million investment that is on non-accrual. During the first quarter, no investments were sold or repaid and the Company did not originate or acquire any new investments.
Financing Activity
In March, together with our joint venture partner, closed on a modification and extension of the mortgage on 10 East 53rd Street. The modification included a paydown of the principal balance by $15.0 million to $205.0 million and extended the maturity date by three years to May 2028, as fully extended. The interest rate was maintained at 1.45% over Term SOFR, which the joint venture fixed at 5.36% from May 2025 to May 2028.
In March, together with our joint venture partner, closed on a modification and extension of the $360.0 million mortgage on 100 Park Avenue. The modification extended the maturity date by two years to December 2025, as fully extended, and the interest rate was maintained at 2.36% over Term SOFR.
In March, together with our joint venture partner, closed on a modification and extension of the mortgage on 15 Beekman Street. The modification included a paydown of the principal balance by $4.6 million to $120.0 million, extended the mortgage by four years to January 2028, as fully extended, and the interest rate was maintained at 1.50% over Term SOFR, which the joint venture fixed at 5.99% through January 2026.

Supplemental Information	7	First Quarter 2024

FIRST QUARTER 2024 HIGHLIGHTS Unaudited

Earnings Guidance
The Company is increasing its 2024 FFO guidance range for the year ending December 31, 2024 to FFO per share of $7.35 to $7.65, as compared to the previous guidance range of FFO per share of $5.90 to $6.20, primarily to reflect incremental gains on discounted debt extinguishments at 2 Herald Square as well as at 280 Park Avenue and 719 Seventh Avenue, as announced today, while maintaining its 2024 net income guidance range of $2.73 to $3.03 per share.
ESG
The Company received ENERGY STAR Partner of the Year Sustained Excellence Award in 2024, the highest level of U.S. Environmental Protection Agency (EPA) recognition, for the seventh consecutive year. Among thousands of ENERGY STAR partners, the Company was one of just 160 organizations to achieve the Sustained Excellence distinction.
The Company was featured on the Sustainalytics 2024 ESG Top-Rated Companies List for the second consecutive year and winner of the 2024 Sustainalytics Regional Award, ranking the Company in the Top 10% for ESG Risk Rating in the United States and Canada region, which covers nearly 16,000 companies.
The Company was recognized as a 2024 S&P Global Sustainability Yearbook Member for scoring within the top 15% of its industry in the S&P Corporate Sustainability Assessment (CSA). Out of the 9,200+ companies assessed in 2023, only 733 are recognized.
Dividends
In the first quarter of 2024, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.25 per share, which were paid in cash on February 15, March 15, and April 15, 2024, equating to an annualized dividend of $3.00 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period January 15, 2024 through and including April 14, 2024, which was paid in cash on April 15, 2024 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 18, 2024, at 2:00 pm ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BI8ffaf79b5a20457a84e0499c12eb8086.

Supplemental Information	8	First Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted	$0.20	$(2.45)	$(0.38)	$(5.63)	$(0.63)
Funds from operations (FFO) available to common stockholders - diluted	$3.07	$0.72	$1.27	$1.43	$1.53

Common Share Price & Dividends
Closing price at the end of the period	$55.13	$45.17	$37.30	$30.05	$23.52
Closing high price during period	$55.13	$48.00	$41.47	$30.72	$43.97
Closing low price during period	$42.45	$29.25	$29.79	$20.60	$19.96
Annual dividend per common share	$3.00	$3.00	$3.25	$3.25	$3.25

FFO payout ratio (trailing 12 months)	48.8%	65.2%	57.1%	55.5%	53.6%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	63.8%	97.3%	89.4%	90.4%	79.0%

Common Shares & Units
Common shares outstanding	64,806	64,726	64,398	64,387	64,373
Units outstanding	4,417	3,949	4,139	4,238	4,239
Total common shares and units outstanding	69,223	68,675	68,537	68,625	68,612

Weighted average common shares and units outstanding - basic	68,767	68,014	68,296	68,341	68,182
Weighted average common shares and units outstanding - diluted	70,095	69,300	69,105	68,933	68,774

Market Capitalization
Market value of common equity	$3,816,264	$3,102,050	$2,556,430	$2,062,181	$1,613,754
Liquidation value of preferred equity/units	396,500	396,500	396,500	396,500	407,943
Consolidated debt	3,801,378	3,507,386	3,368,872	3,825,313	5,599,489
Consolidated market capitalization	$8,014,142	$7,005,936	$6,321,802	$6,283,994	$7,621,186
SLG share of unconsolidated JV debt	7,087,348	7,352,275	7,345,740	7,113,281	6,196,174
Market capitalization including SLG share of unconsolidated JVs	$15,101,490	$14,358,211	$13,667,542	$13,397,275	$13,817,360

Consolidated debt service coverage (trailing 12 months)	2.82x	2.27x	2.31x	2.50x	2.93x
Consolidated fixed charge coverage (trailing 12 months)	2.32x	1.88x	1.94x	2.09x	2.39x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.59x	1.41x	1.49x	1.61x	1.78x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.44x	1.28x	1.35x	1.44x	1.58x

Supplemental Information	9	First Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2024		12/31/2023	9/30/2023	6/30/2023	3/31/2023

Selected Balance Sheet Data
Real estate assets before depreciation	$7,214,191	(1)	$7,056,100	$6,992,239	$6,917,131	$9,243,706
Investments in unconsolidated joint ventures	$2,984,786		$2,983,313	$3,152,752	$3,228,663	$3,164,729
Debt and preferred equity investments	$352,347		$346,745	$334,327	$636,476	$626,803
Cash and cash equivalents	$196,035		$221,823	$189,750	$191,979	$158,937
Investment in marketable securities	$10,673		$9,591	$9,616	$9,797	$10,273

Total assets	$9,764,292		$9,531,181	$9,690,582	$10,041,288	$12,342,119

Consolidated fixed rate & hedged debt	$3,040,885		$3,237,386	$3,248,724	$3,250,165	$4,964,341
Consolidated variable rate debt	650,000		160,000	10,148	465,148	525,148
Consolidated ASP debt	110,493		110,000	110,000	110,000	110,000
Total consolidated debt	$3,801,378		$3,507,386	$3,368,872	$3,825,313	$5,599,489
Deferred financing costs, net of amortization	(15,875)		(16,639)	(18,340)	(20,394)	(22,275)
Total consolidated debt, net	$3,785,503		$3,490,747	$3,350,532	$3,804,919	$5,577,214

Total liabilities	$5,521,908		$5,270,704	$5,168,616	$5,460,520	$7,361,827

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,418,284		$8,703,587	$8,719,794	$9,108,034	$9,923,079
Variable rate debt, including SLG share of unconsolidated JV debt (2)	1,429,640		964,467	818,474	670,731	727,965
ASP debt, including SLG share of unconsolidated ASP JV debt	1,040,802		1,191,607	1,176,344	1,159,829	1,144,619
Total debt, including SLG share of unconsolidated JV debt	$10,888,726		$10,859,661	$10,714,612	$10,938,594	$11,795,663

Selected Operating Data
Property operating revenues	$141,504		$151,357	$150,991	$185,945	$195,042
Property operating expenses	(81,619)		(86,467)	(88,033)	(93,497)	(99,748)
Property NOI	$59,885		$64,890	$62,958	$92,448	$95,294
SLG share of unconsolidated JV Property NOI	116,741		119,506	126,661	106,566	129,739
Property NOI, including SLG share of unconsolidated JV Property NOI	$176,626		$184,396	$189,619	$199,014	$225,033
SUMMIT Operator revenue	25,604		35,240	35,069	28,180	19,771
Investment income, including SLG share of unconsolidated JV	7,403		7,176	10,010	9,420	9,370
Other income, including SLG share of unconsolidated JV	17,162		17,983	25,746	27,994	24,652
Loss on early extinguishment of debt	—		(870)	—	—	—
SUMMIT Operator expenses	(21,858)		(24,887)	(32,801)	(22,835)	(20,688)
Loan loss and other investment reserves, net of recoveries	—		—	—	—	(6,890)
Transaction costs, including SLG share of unconsolidated JVs	(16)		(16)	(166)	(33)	(884)
Marketing general & administrative expenses	(21,313)		(42,257)	(22,873)	(22,974)	(23,285)
SUMMIT Operator tax expense	1,295		(2,320)	(3,735)	(1,879)	(1,267)
Income taxes	707		737	(544)	802	564
EBITDAre	$185,610		$175,182	$200,325	$217,689	$226,376

(1) Includes $21.5 million attributable to Palisades Premier Conference Center, which was held for sale as of March 31, 2024.
(2) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	First Quarter 2024

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023

Selected Operating Data
Property operating revenues	$136,869	$145,542	$145,547	$181,045	$190,215
Property operating expenses	70,223	73,799	78,271	83,135	88,279
Property NOI	$66,646	$71,743	$67,276	$97,910	$101,936

Other income - consolidated	$2,136	$2,190	$3,285	$1,157	$7,959

SLG share of property NOI from unconsolidated JVs	$116,617	$120,572	$126,531	$106,445	$129,617

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	14	13	13	13	14
Unconsolidated office buildings in service	10	12	12	12	11
	24	25	25	25	25

Consolidated office buildings in service - square footage	8,753,441	8,399,141	8,399,141	8,399,141	10,181,934
Unconsolidated office buildings in service - square footage	13,009,149	15,412,174	15,412,174	15,412,174	13,629,381
	21,762,590	23,811,315	23,811,315	23,811,315	23,811,315

Same-Store office occupancy inclusive of leases signed not yet commenced	89.2%	89.8%	89.9%	89.8%	90.2%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	31	20	21	21	20
Renewal leases commenced	19	6	22	11	15
Total office leases commenced	50	26	43	32	35

Commenced office square footage filling vacancy	109,576	37,718	80,485	44,346	80,072
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	280,879	235,703	218,964	369,906	384,041
Total office square footage commenced	390,455	273,421	299,449	414,252	464,113

Average starting cash rent psf - office leases commenced	$75.11	$107.62	$82.96	$78.88	$66.44
Previous escalated cash rent psf - office leases commenced (3)	$76.02	$102.55	$86.10	$78.00	$62.76
(Decrease) increase in new cash rent over previously escalated cash rent (2) (3)	(1.2)%	4.9%	(3.6)%	1.1%	5.9%
Average lease term	7.0	11.5	4.9	5.6	6.2
Tenant concession packages psf	$52.48	$102.43	$33.25	$49.43	$46.86
Free rent months	7.3	10.3	5.0	7.2	4.8

(1) Property data for operating buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	First Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2024		12/31/2023	9/30/2023	6/30/2023	3/31/2023
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,150,681		$1,092,671	$1,090,370	$1,071,469	$1,576,927
Building and improvements	3,729,884		3,655,624	3,605,247	3,494,853	4,940,138
Building leasehold and improvements	1,358,851		1,354,569	1,343,386	1,397,573	1,700,376
Right of use asset - operating leases	953,236		953,236	953,236	953,236	1,026,265
	7,192,652		7,056,100	6,992,239	6,917,131	9,243,706
Less: accumulated depreciation	(2,078,203)		(2,035,311)	(1,997,942)	(1,950,028)	(2,100,804)
Net real estate	5,114,449		5,020,789	4,994,297	4,967,103	7,142,902

Other real estate investments:
Debt and preferred equity investments, net	352,347		346,745	334,327	636,476	626,803
Investment in unconsolidated joint ventures	2,984,786		2,983,313	3,152,752	3,228,663	3,164,729

Assets held for sale, net	21,586	(1)	—	—	—	—
Cash and cash equivalents	196,035		221,823	189,750	191,979	158,937
Restricted cash	122,461		113,696	119,573	119,080	198,325
Investment in marketable securities	10,673		9,591	9,616	9,797	10,273
Tenant and other receivables	38,659		33,270	37,295	36,657	36,289
Related party receivables	12,229		12,168	9,723	28,955	26,794
Deferred rents receivable	267,969		264,653	262,808	260,625	266,567
Deferred costs, net	109,296		111,463	108,370	112,347	117,602
Other assets	533,802		413,670	472,071	449,606	592,898

Total Assets	$9,764,292		$9,531,181	$9,690,582	$10,041,288	$12,342,119

(1) Includes Palisades Premier Conference Center.

Supplemental Information	12	First Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2024		12/31/2023	9/30/2023	6/30/2023	3/31/2023
Liabilities
Mortgages and other loans payable	$1,701,378		$1,497,386	$1,518,872	$1,520,313	$3,234,489
Unsecured term loans	1,250,000		1,250,000	1,250,000	1,675,000	1,675,000
Unsecured notes	100,000		100,000	100,000	100,000	100,000
Revolving credit facility	650,000		560,000	400,000	430,000	490,000
Deferred financing costs	(15,875)		(16,639)	(18,340)	(20,394)	(22,275)
Total debt, net of deferred financing costs	3,685,503		3,390,747	3,250,532	3,704,919	5,477,214
Accrued interest payable	23,217		17,930	17,934	15,711	16,049
Accounts payable and accrued expenses	101,495		153,164	146,332	116,700	150,873
Deferred revenue	157,756		134,053	136,063	125,589	264,852
Lease liability - financing leases	105,859		105,531	105,198	104,870	104,544
Lease liability - operating leases	823,594		827,692	887,412	890,305	892,984
Dividends and distributions payable	20,135		20,280	21,725	21,750	21,768
Security deposits	56,398		49,906	50,071	49,877	50,585
Liabilities related to assets held for sale	10,649	(1)	—	—	—	—
Junior subordinated deferrable interest debentures	100,000		100,000	100,000	100,000	100,000
Other liabilities	437,302		471,401	453,349	330,799	282,958
Total Liabilities	5,521,908		5,270,704	5,168,616	5,460,520	7,361,827

Noncontrolling interests in Operating Partnership
(4,417 units outstanding at 3/31/2024)	272,235		238,051	248,222	254,434	273,175
Preferred units	166,501		166,501	166,501	166,501	177,943

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932		221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,866
issued and outstanding at 3/31/2024, including 1,060 shares held in treasury	660		660	656	656	656
Additional paid–in capital	3,831,130		3,826,452	3,813,758	3,805,704	3,798,101
Treasury stock at cost	(128,655)		(128,655)	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive income	40,151		17,477	69,616	57,769	19,428
Retained (deficit) earnings	(229,607)		(151,551)	62,406	135,518	549,024
Total SL Green Realty Corp. stockholders' equity	3,735,611		3,786,315	4,039,713	4,092,924	4,460,486

Noncontrolling interests in other partnerships	68,037		69,610	67,530	66,909	68,688

Total Equity	3,803,648		3,855,925	4,107,243	4,159,833	4,529,174

Total Liabilities and Equity	$9,764,292		$9,531,181	$9,690,582	$10,041,288	$12,342,119

(1) Includes Palisades Premier Conference Center.

Supplemental Information	13	First Quarter 2024

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2024	2023	2023	2023
Revenues
Rental revenue, net	$128,203	$174,592	$131,927	$131,524
Escalation and reimbursement revenues	13,301	20,450	19,430	19,467
SUMMIT Operator revenue	25,604	19,771	35,240	35,069
Investment income	7,403	9,057	6,856	9,689
Other income	13,371	21,894	18,271	14,437
Total Revenues	187,882	245,764	211,724	210,186

Loss on early extinguishment of debt	—	—	(870)	—

Expenses
Operating expenses	43,608	52,064	48,090	49,585
Real estate taxes	31,606	41,383	31,294	31,195
Operating lease rent	6,405	6,301	7,083	7,253
SUMMIT Operator expenses	21,858	20,688	24,887	32,801
Loan loss and other investment reserves, net of recoveries	—	6,890	—	—
Transaction related costs	16	884	16	166
Marketing, general and administrative	21,313	23,285	42,257	22,873
Total Operating Expenses	124,806	151,495	153,627	143,873

Equity in net income (loss) from unconsolidated joint ventures	111,160	(7,412)	(32,039)	(15,126)

Operating Income	174,236	86,857	25,188	51,187

Interest expense, net of interest income	31,173	41,653	27,400	27,440
Amortization of deferred financing costs	1,539	2,021	1,510	2,152
SUMMIT Operator tax expense	(1,295)	1,267	2,320	3,735
Depreciation and amortization	48,584	78,782	49,050	50,642
Income (Loss) from Continuing Operations (1)	94,235	(36,866)	(55,092)	(32,782)

Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	26,764	(79)	(13,289)	—
Purchase price and other fair value adjustments	(50,492)	239	(10,273)	10,183
(Loss) gain on sale of real estate, net	—	(1,651)	(4,557)	516
Depreciable real estate reserves	(52,118)	—	(76,847)	389
Net Income (Loss)	18,389	(38,357)	(160,058)	(21,694)

Net loss attributable to noncontrolling interests	393	3,962	10,081	3,368
Preferred units distributions	(1,903)	(1,598)	(1,903)	(1,903)
Net Income (Loss) attributable to SL Green	16,879	(35,993)	(151,880)	(20,229)

Perpetual preferred stock dividends	(3,738)	(3,738)	(3,737)	(3,738)
Net Income (Loss) attributable to SL Green common stockholders	$13,141	$(39,731)	$(155,617)	$(23,967)

Basic earnings (loss) per share	$0.20	$(0.63)	$(2.45)	$(0.38)
Diluted earnings (loss) per share	$0.20	$(0.63)	$(2.45)	$(0.38)

(1) Before equity in net gain (loss), purchase price and other fair value adjustments, (loss) gain on sale and depreciable real estate reserves shown below.

Supplemental Information	14	First Quarter 2024

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2024	2023	2023	2023
Funds from Operations
Net Income (Loss) attributable to SL Green common stockholders	$13,141	$(39,731)	$(155,617)	$(23,967)

Depreciation and amortization	48,584	78,782	49,050	50,642
Joint ventures depreciation and noncontrolling interests adjustments	74,258	69,534	73,062	76,539
Net loss attributable to noncontrolling interests	(393)	(3,962)	(10,081)	(3,368)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(26,764)	79	13,289	—
Purchase price and other fair value adjustments	55,652	—	—	(10,200)
Loss (gain) on sale of real estate, net	—	1,651	4,557	(516)
Depreciable real estate reserves	52,118	—	76,847	(389)
Depreciation on non-rental real estate assets	(1,153)	(868)	(1,414)	(1,002)
Funds From Operations	$215,443	$105,485	$49,693	$87,739

Funds From Operations - Basic per Share	$3.11	$1.54	$0.72	$1.28

Funds From Operations - Diluted per Share	$3.07	$1.53	$0.72	$1.27

Funds Available for Distribution
FFO	$215,443	$105,485	$49,693	$87,739

Non real estate depreciation and amortization	1,153	868	1,414	1,002
Amortization of deferred financing costs	1,539	2,021	1,510	2,152
Non-cash deferred compensation	10,780	13,947	23,398	12,771
FAD adjustment for joint ventures	(11,381)	(20,838)	(20,641)	(17,820)
Straight-line rental income and other non-cash adjustments	(3,067)	(15,326)	(1,484)	(2,454)
Non-cash fair value adjustments on mark-to-market derivatives	(5,160)	(239)	10,273	17
Second cycle tenant improvements	(13,479)	(5,641)	(15,355)	(16,045)
Second cycle leasing commissions	(3,487)	(3,569)	(2,705)	(1,821)
Revenue enhancing recurring CAPEX	(19)	(103)	(841)	(379)
Non-revenue enhancing recurring CAPEX	(2,375)	(3,044)	(8,326)	(5,880)
Reported Funds Available for Distribution	$189,947	$73,561	$36,936	$59,282

First cycle tenant improvements	$461	$22	$516	$879
First cycle leasing commissions	$—	$103	$9	$271
Development costs	$15,697	$7,808	$19,361	$18,019
Redevelopment costs	$1,654	$4,693	$6,372	$1,804
Capitalized interest	$17,949	$25,464	$18,064	$25,483

Supplemental Information	15	First Quarter 2024

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Income	Total

Balance at December 31, 2023	$221,932	$660	$3,826,452	$(128,655)	$(151,551)	$69,610	$17,477	$3,855,925

Net income					16,879	(1,294)		15,585
Acquisition of subsidiary interest from noncontrolling interest						(5,674)		(5,674)
Other comprehensive income - net unrealized loss on derivative instruments							19,928	19,928
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							1,727	1,727
Other comprehensive income - net unrealized loss on marketable securities							1,019	1,019
Perpetual preferred stock dividends					(3,738)			(3,738)
DRSPP proceeds			77					77
Reallocation of noncontrolling interest in the Operating Partnership					(42,841)			(42,841)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings			4,601					4,601
Consolidation of partially owned entity						6,678		6,678
Cash distributions to noncontrolling interests						(1,283)		(1,283)
Cash distributions declared ($0.7500 per common share, none of which represented a return of capital for federal income tax purposes)					(48,356)			(48,356)

Balance at March 31, 2024	$221,932	$660	$3,831,130	$(128,655)	$(229,607)	$68,037	$40,151	$3,803,648

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2023	64,726,253	3,949,448	—	68,675,701

YTD share activity	79,257	467,799	—	547,056
Share Count at March 31, 2024	64,805,510	4,417,247	—	69,222,757

Weighting factor	(24,277)	22,011	874,080	871,814
Weighted Average Share Count at March 31, 2024 - Diluted	64,781,233	4,439,258	874,080	70,094,571

Supplemental Information	16	First Quarter 2024

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	March 31, 2024		December 31, 2023		September 30, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,852,319	$2,679,256	$4,991,534	$2,732,409	$5,016,088	$2,737,095
Building and improvements	13,994,777	7,049,600	14,428,029	7,194,972	14,343,942	7,166,888
Building leasehold and improvements	995,651	402,349	984,811	346,818	1,150,997	433,675
Right of use asset - financing leases	740,832	541,405	740,832	345,489	740,832	345,489
Right of use asset - operating leases	274,053	130,054	274,053	130,054	274,053	130,054
	20,857,632	10,802,664	21,419,259	10,749,742	21,525,912	10,813,201
Less: accumulated depreciation	(2,832,990)	(1,444,601)	(2,951,919)	(1,438,010)	(2,858,578)	(1,386,826)
Net real estate	18,024,642	9,358,063	18,467,340	9,311,732	18,667,334	9,426,375

Cash and cash equivalents	258,238	124,307	334,197	161,856	333,119	165,830
Restricted cash	350,224	199,439	321,841	188,373	358,155	206,166
Tenant and other receivables	46,850	29,773	38,539	20,865	44,706	25,763
Deferred rents receivable	587,963	339,523	634,993	351,054	623,431	345,478
Deferred costs, net	335,443	182,608	339,085	179,850	314,166	169,811
Other assets	2,203,435	927,298	2,245,680	935,322	2,342,447	982,168

Total Assets	$21,806,795	$11,161,011	$22,381,675	$11,149,052	$22,683,358	$11,321,591

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $93,904 at 3/31/2024, of which $50,598 is SLG share	$13,824,249	$7,036,750	$14,799,277	$7,297,410	$14,707,926	$7,286,949
Accrued interest payable	54,743	25,388	55,103	23,408	50,910	21,530
Accounts payable and accrued expenses	256,658	119,696	270,788	112,455	264,761	113,809
Deferred revenue	1,070,740	487,183	1,108,180	498,387	1,156,816	523,277
Lease liability - financing leases	745,257	534,330	745,473	346,350	745,536	346,490
Lease liability - operating leases	242,042	116,937	244,803	118,248	247,505	119,530
Security deposits	40,764	20,292	43,503	22,510	41,167	21,840
Other liabilities	78,368	48,736	78,311	49,330	87,370	53,049
Equity	5,493,974	2,771,699	5,036,237	2,680,954	5,381,367	2,835,117

Total Liabilities and Equity	$21,806,795	$11,161,011	$22,381,675	$11,149,052	$22,683,358	$11,321,591

Supplemental Information	17	First Quarter 2024

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31, 2024		March 31, 2023		December 31, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$300,675	$159,279	$325,664	$167,187	$321,457	$164,315
Escalation and reimbursement revenues	58,872	33,076	57,398	31,549	61,423	33,680
Investment income	20	—	1,236	313	1,262	320
Other income	5,772	3,791	5,154	2,758	13	(288)
Total Revenues	365,339	196,146	389,452	201,807	384,155	198,027

Gain on early extinguishment of debt	172,519	141,664	—	—	—	—

Expenses
Operating expenses	65,750	34,701	61,968	32,544	69,805	36,463
Real estate taxes	75,632	38,785	65,740	33,115	77,034	38,649
Operating lease rent	9,025	2,128	7,181	3,338	7,302	3,377
Total Operating Expenses	150,407	75,614	134,889	68,997	154,141	78,489

Operating Income	387,451	262,196	254,563	132,810	230,014	119,538

Interest expense, net of interest income	149,854	72,803	129,477	63,146	152,504	73,012
Amortization of deferred financing costs	6,072	3,095	7,045	3,062	7,017	2,876
Depreciation and amortization	134,178	69,446	125,266	64,723	135,599	69,588
Net Income (Loss)	97,347	116,852	(7,225)	1,879	(65,106)	(25,938)

Real estate depreciation	134,172	69,442	125,260	64,719	135,593	69,583
FFO Contribution	$231,519	$186,294	$118,035	$66,598	$70,487	$43,645

FAD Adjustments:
Non real estate depreciation and amortization	$6	$4	$6	$4	$6	$5
Amortization of deferred financing costs	6,072	3,095	7,045	3,062	7,017	2,876
Straight-line rental income and other non-cash adjustments	(9,519)	(10,841)	(22,417)	(13,786)	(17,634)	(10,027)
Second cycle tenant improvements	(4,909)	(2,640)	(14,969)	(7,804)	(8,914)	(4,662)
Second cycle leasing commissions	(1,411)	(830)	(706)	(399)	(14,263)	(7,133)
Revenue enhancing recurring CAPEX	(41)	(22)	(133)	(73)	(195)	(99)
Non-revenue enhancing recurring CAPEX	(357)	(147)	(3,798)	(1,842)	(2,965)	(1,601)
Total FAD Adjustments	$(10,159)	$(11,381)	$(34,972)	$(20,838)	$(36,948)	$(20,641)

First cycle tenant improvements	$3,081	$1,027	$161	$61	$8,536	$2,691
First cycle leasing commissions	$1,735	$489	$125	$32	$11,756	$4,953
Development costs	$51,737	$14,174	$76,079	$20,796	$56,568	$16,851
Redevelopment costs	$11,489	$3,848	$17,414	$5,528	$22,560	$7,287
Capitalized interest	$34,889	$13,256	$30,350	$9,491	$43,947	$17,005

Supplemental Information	18	First Quarter 2024

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2024	2023	2023	2023

Net Operating Income (1)	$68,338	$105,295	$74,124	$71,943
SLG share of NOI from unconsolidated JVs	112,990	130,214	119,999	127,784
NOI, including SLG share of unconsolidated JVs	181,328	235,509	194,123	199,727
Partners' share of NOI - consolidated JVs	88	63	96	142
NOI - SLG share	$181,416	$235,572	$194,219	$199,869

NOI, including SLG share of unconsolidated JVs	$181,328	$235,509	$194,123	$199,727
Free rent (net of amortization)	(4,554)	(10,720)	(4,549)	(3,314)
Straight-line revenue adjustment	(5,198)	(6,958)	(1,622)	(4,451)
Amortization of acquired above and below-market leases, net	(6,311)	(12,496)	(6,227)	(6,656)
Operating lease straight-line adjustment	985	547	732	756
Straight-line tenant credit loss	5,841	(447)	(320)	(361)
Cash NOI, including SLG share of unconsolidated JVs	172,091	205,435	182,137	185,701
Partners' share of cash NOI - consolidated JVs	25	63	52	97
Cash NOI - SLG share	$172,116	$205,498	$182,189	$185,798

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended
	March 31, 2024
	NOI	Cash NOI

Manhattan Office	$163,435	$151,417
Development / Redevelopment	2,256	2,027
High Street Retail	240	174
Suburban & Residential	3,315	3,590
Total Operating and Development	169,246	157,208
Alternative Strategy Portfolio	11,432	13,811
Property Dispositions (2)	223	223
Other (3)	515	874
Total	$181,416	$172,116

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	First Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2024	2023	%	2023	2023
Revenues
Rental revenue, net	$121,303	$125,880	(3.6)%	$122,258	$121,072
Escalation & reimbursement revenues	13,270	16,599	(20.1)%	18,415	18,698
Other income	1,243	662	87.8%	1,097	2,237
Total Revenues	$135,816	$143,141	(5.1)%	$141,770	$142,007

Expenses
Operating expenses	$34,349	$36,068	(4.8)%	$36,727	$37,692
Real estate taxes	29,963	29,719	0.8%	29,856	29,852
Operating lease rent	6,106	6,106	0.0%	6,106	6,106
Total Operating Expenses	$70,418	$71,893	(2.1)%	$72,689	$73,650

Operating Income	$65,398	$71,248	(8.2)%	$69,081	$68,357

Interest expense & amortization of financing costs	$14,945	$14,927	0.1%	$15,105	$15,149
Depreciation & amortization	40,880	40,324	1.4%	41,198	40,798

Income before noncontrolling interest	$9,573	$15,997	(40.2)%	$12,778	$12,410
Real estate depreciation & amortization	40,880	40,324	1.4%	41,198	40,798
FFO Contribution	$50,453	$56,321	(10.4)%	$53,976	$53,208

Non–building revenue	(62)	(139)	(55.4)%	(56)	(141)

Interest expense & amortization of financing costs	14,945	14,927	0.1%	15,105	15,149
Non-real estate depreciation	—	—	—%	—	—
NOI	$65,336	$71,109	(8.1)%	$69,025	$68,216

Cash Adjustments
Free rent (net of amortization)	$(5,054)	$(4,562)	10.8%	$(1,267)	$(1,989)
Straight-line revenue adjustment	1,188	(291)	(508.2)%	(120)	330
Amortization of acquired above and below-market leases, net	49	166	(70.5)%	88	140
Operating lease straight-line adjustment	204	204	—%	204	204
Straight-line tenant credit loss	679	(334)	(303.3)%	(43)	(345)
Cash NOI	$62,402	$66,292	(5.9)%	$67,887	$66,556

Lease termination income	(1,163)	(511)	127.6%	(1,023)	(2,082)
Cash NOI excluding lease termination income	$61,239	$65,781	(6.9)%	$66,864	$64,474

Operating Margins
NOI to real estate revenue, net	48.1%	49.7%		48.7%	48.1%
Cash NOI to real estate revenue, net	46.0%	46.4%		47.9%	46.9%

NOI before operating lease rent/real estate revenue, net	52.6%	54.0%		53.0%	52.4%
Cash NOI before operating lease rent/real estate revenue, net	50.3%	50.5%		52.1%	51.1%

Supplemental Information	20	First Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2024	2023	%	2023	2023
Revenues
Rental revenue, net	$120,279	$123,512	(2.6)%	$125,835	$129,004
Escalation & reimbursement revenues	29,273	28,898	1.3%	29,777	31,410
Other income	3,439	1,185	190.2%	(176)	1,739
Total Revenues	$152,991	$153,595	(0.4)%	$155,436	$162,153

Expenses
Operating expenses	$29,424	$29,681	(0.9)%	$30,889	$31,609
Real estate taxes	30,842	29,314	5.2%	30,725	30,934
Operating lease rent	296	277	6.9%	296	296
Total Operating Expenses	$60,562	$59,272	2.2%	$61,910	$62,839

Operating Income	$92,429	$94,323	(2.0)%	$93,526	$99,314

Interest expense & amortization of financing costs	$56,600	$52,992	6.8%	$55,995	$55,993
Depreciation & amortization	52,469	52,439	0.1%	52,119	52,683

Loss before noncontrolling interest	$(16,640)	$(11,108)	49.8%	$(14,588)	$(9,362)
Real estate depreciation & amortization	52,465	52,435	0.1%	52,115	52,679
FFO Contribution	$35,825	$41,327	(13.3)%	$37,527	$43,317

Non–building revenue	(149)	(738)	(79.8)%	590	(527)

Interest expense & amortization of financing costs	56,600	52,992	6.8%	55,995	55,993
Non-real estate depreciation	4	4	—%	4	4
NOI	$92,280	$93,585	(1.4)%	$94,116	$98,787

Cash Adjustments
Free rent (net of amortization)	$785	$(3,907)	(120.1)%	$(2,898)	$618
Straight-line revenue adjustment	(2,773)	(4,966)	(44.2)%	560	(3,365)
Amortization of acquired above and below-market leases, net	(4,407)	(4,225)	4.3%	(4,407)	(4,318)
Operating lease straight-line adjustment	—	(19)	(100.0)%	—	—
Straight-line tenant credit loss	251	(15)	(1,773.3)%	(277)	(16)
Cash NOI	$86,136	$80,453	7.1%	$87,094	$91,706

Lease termination income	(3,286)	(443)	641.8%	(412)	(1,213)
Cash NOI excluding lease termination income	$82,850	$80,010	3.5%	$86,682	$90,493

Operating Margins
NOI to real estate revenue, net	60.4%	61.2%		60.3%	61.1%
Cash NOI to real estate revenue, net	56.4%	52.6%		55.8%	56.7%

NOI before operating lease rent/real estate revenue, net	60.6%	61.4%		60.5%	61.3%
Cash NOI before operating lease rent/real estate revenue, net	56.5%	52.8%		56.0%	56.9%

Supplemental Information	21	First Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2024	2023	%	2023	2023
Revenues
Rental revenue, net	$121,303	$125,880	(3.6)%	$122,258	$121,072
Escalation & reimbursement revenues	13,270	16,599	(20.1)%	18,415	18,698
Other income	1,243	662	87.8%	1,097	2,237
Total Revenues	$135,816	$143,141	(5.1)%	$141,770	$142,007

Equity in net income (loss) from unconsolidated joint ventures (1)	$(16,640)	$(11,108)	49.8%	$(14,588)	$(9,362)
Expenses
Operating expenses	$34,349	$36,068	(4.8)%	$36,727	$37,692
Real estate taxes	29,963	29,719	0.8%	29,856	29,852
Operating lease rent	6,106	6,106	0.0%	6,106	6,106
Total Operating Expenses	$70,418	$71,893	(2.1)%	$72,689	$73,650

Operating Income	$48,758	$60,140	(18.9)%	$54,493	$58,995

Interest expense & amortization of financing costs	$14,945	$14,927	0.1%	$15,105	$15,149
Depreciation & amortization	40,880	40,324	1.4%	41,198	40,798

(Loss) income before noncontrolling interest	$(7,067)	$4,889	(244.5)%	$(1,810)	$3,048
Real estate depreciation & amortization	40,880	40,324	1.4%	41,198	40,798
Joint Ventures Real estate depreciation & amortization (1)	52,465	52,435	0.1%	52,115	52,679
FFO Contribution	$86,278	$97,648	(11.6)%	$91,503	$96,525

Non–building revenue	(62)	(139)	(55.4)%	(56)	(141)
Joint Ventures Non–building revenue (1)	(149)	(738)	(79.8)%	590	(527)

Interest expense & amortization of financing costs	14,945	14,927	0.1%	15,105	15,149
Joint Ventures Interest expense & amortization of financing costs (1)	56,600	52,992	6.8%	55,995	55,993
Non-real estate depreciation	—	—	—%	—	—
Joint Ventures Non-real estate depreciation (1)	4	4	0.0%	4	4
NOI	$157,616	$164,694	(4.3)%	$163,141	$167,003

Cash Adjustments
Non-cash adjustments	$(2,934)	$(4,817)	(39.1)%	$(1,138)	$(1,660)
Joint Ventures non-cash adjustments (1)	(6,144)	(13,132)	(53.2)%	(7,022)	(7,081)
Cash NOI	$148,538	$146,745	1.2%	$154,981	$158,262

Lease termination income	$(1,163)	$(511)	127.6%	$(1,023)	$(2,082)
Joint Ventures lease termination income (1)	(3,286)	(443)	641.8%	(412)	(1,213)
Cash NOI excluding lease termination income	$144,089	$145,791	(1.2)%	$153,546	$154,967

Operating Margins
NOI to real estate revenue, net	54.6%	55.7%		54.8%	55.0%
Cash NOI to real estate revenue, net	51.5%	49.6%		52.1%	52.1%

NOI before operating lease rent/real estate revenue, net	56.8%	57.8%		56.9%	57.1%
Cash NOI before operating lease rent/real estate revenue, net	53.6%	51.7%		54.1%	54.2%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	First Quarter 2024

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2024	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	3/31/2024	Coupon (1)		Amortization	Date	Date (2)		Maturity
Secured fixed rate debt
420 Lexington Avenue	100.0	$275,737	3.99%		$4,488	Oct-24	Oct-40		$272,750
10 East 53rd Street (capped)	55.0	205,000	5.45%		—	May-25	May-28	(3)	205,000
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25	Jun-27		370,000
185 Broadway / 7 Dey	100.0	190,148	6.65%		—	Nov-25	Nov-26	(3)	190,148
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
		$1,590,885	5.07%		$4,488				$1,587,898
Unsecured fixed rate debt
Term Loan B (swapped)		$200,000	4.41%		$—	Nov-24	Nov-24		$200,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Term Loan A (swapped)		1,050,000	4.54%	(4)	—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.27%		—	Jul-35	Jul-35		100,000
		$1,450,000	4.56%		$—				$1,450,000

Total Fixed Rate Debt		$3,040,885	4.82%		$4,488				$3,037,898
Floating rate debt
Alternative strategy portfolio
690 Madison (SOFR + 50 bps)	100.0	$60,493	5.83%		$—	Jul-24	Jul-25		$60,493
719 Seventh Avenue (SOFR+ 131 bps) (5)(6)	100.0	50,000	6.64%		—	Dec-24	Dec-24		50,000
		$110,493	6.20%		$—				$110,493

Unsecured floating rate debt
Revolving credit facility (SOFR+ 150 bps) (5)	100.0	$650,000	6.83%		$—	May-26	May-27	(3)	$650,000
		$650,000	6.83%		$—				$650,000

Total Floating Rate Debt		$760,493	6.74%		$—				$760,493

Consolidated Debt		$3,690,885	5.18%
Alternative Strategy Portfolio Debt		$110,493	6.20%
Total Debt - Consolidated		$3,801,378	5.21%		$4,488				$3,798,391
Deferred financing costs		(15,875)
Total Debt - Consolidated, net		$3,785,503	5.21%

Total Debt - Unconsolidated JV, net		$7,036,750	4.64%

Debt including SLG share of JV Debt		$9,847,924	4.62%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$1,040,802	6.87%
Total Debt including SLG share of JV Debt		$10,888,726	4.84%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,866,572	4.80%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 5.33%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.
(3) As-of-right extension.
(4) Represents a blended swapped rate inclusive of the effect of multiple swaps.
(5) Spread includes applicable Term SOFR adjustment.
(6) In connection with the sale of 719 Seventh Avenue, the Company will repay the existing $50.0 million mortgage for $32.0 million.

Supplemental Information	23	First Quarter 2024

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding						2024 Principal	Current		Final		Principal
	Ownership	3/31/2024					Amortization		Maturity		Maturity		Due at Maturity
Fixed rate debt	Interest (%)	Gross Principal		SLG Share	Coupon (1)			(SLG Share)	Date		Date (2)		(SLG Share)
220 East 42nd (capped)	51.0	$505,412		$257,760		5.86%		$—	Jun-24		Jun-25		$257,760
1515 Broadway	56.9	756,777		430,371		3.93%		11,975	Mar-25		Mar-25		419,372
450 Park Avenue (capped)	25.1	273,616		68,678		6.10%		—	Jun-25		Jun-27		68,678
11 Madison Avenue	60.0	1,400,000		840,000		3.84%		—	Sep-25		Sep-25		840,000
One Madison Avenue (capped)	25.5	769,105		196,122		3.59%		—	Nov-25		Nov-26		196,122
15 Beekman	20.0	120,000		24,000		5.99%		—	Jan-26		Jan-28		24,000
800 Third Avenue (swapped)	60.5	177,000		107,120		3.37%		—	Feb-26		Feb-26		107,120
919 Third Avenue (swapped)	51.0	500,000		255,000		6.11%		—	Apr-26		Apr-28		255,000
625 Madison Avenue	90.4	201,570	(3)	182,280		5.07%		—	Dec-26		Dec-26		182,280
245 Park Avenue	50.1	1,768,000		885,768		4.30%		—	Jun-27		Jun-27		885,768
One Vanderbilt Avenue	71.0	3,000,000		2,130,300		2.95%		—	Jul-31		Jul-31		2,130,300
		$9,471,480		$5,377,399		3.84%	(4)	$11,975					$5,366,400
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000		$32,500		5.45%		$—	Jul-24		Jul-24		$32,500
5 Times Square (capped)	31.6	514,897		162,450		7.18%		—	Sep-24		Sep-26		162,450
115 Spring Street	51.0	65,550		33,431		5.50%		—	Mar-25		Mar-25		33,431
Worldwide Plaza	25.0	1,200,000		299,400		3.98%		—	Nov-27		Nov-27		299,400
		$1,845,447		$527,781		5.15%	(4)	$—					$527,781

Total Fixed Rate Debt		$11,316,927		$5,905,180		3.95%	(4)	$11,975					$5,894,181
Floating rate debt
100 Park Avenue (SOFR + 236 bps) (5)	49.9	$360,000		$179,640		7.69%		$—	May-24		Dec-25	(6)	$179,640
280 Park Avenue (SOFR + 203 bps) (7)	50.0	1,200,000	(7)	600,000	(7)	7.36%		—	Sep-24	(7)	Sep-24	(7)	600,000
		$1,560,000		$779,640		7.44%	(4)	$—					$779,640
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000		$6,900		6.67%	(8)	—	Feb-23	(9)	Feb-23	(9)	$6,900
1552 Broadway (SOFR + 275 bps) (5)	50.0	193,132		96,566		8.08%		—	Feb-24	(10)	Feb-24	(10)	96,566
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000		105,000		7.58%		—	Jul-24		Jul-24		105,000
5 Times Square (SOFR + 561 bps)	31.6	615,094		194,062		10.94%		—	Sep-24		Sep-26		194,062
		$1,041,226		$402,528		9.30%	(4)	$—					$402,528

Total Floating Rate Debt		$2,601,226		$1,182,168		8.07%	(4)	$—					$1,182,168

Unconsolidated JV Debt		$11,031,480		$6,157,039		4.29%	(4)
Alternative Strategy Portfolio Debt		$2,886,673		$930,309		6.95%	(4)
Total Debt - Unconsolidated JV		$13,918,153		$7,087,348		4.64%	(4)	$11,975					$7,076,349
	Deferred financing costs	(93,904)		(50,598)
Total Debt - Unconsolidated JV, net		$13,824,249		$7,036,750		4.64%	(4)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 5.33%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.
(3) Represents $170.5M of loan principal and $31.1M of accrued interest.
(4) Calculated based on SL Green's share of the outstanding debt.
(5) Spread includes applicable Term SOFR adjustment.
(6) As-of-right extension.
(7) In April, together with our joint venture partner, closed on a modification and extension of the $1.075 billion securitized mortgage loan. The modification extended the maturity date to September 2026, with the partnership's option to extend to a fully extended maturity date of September 2028. The interest rate was maintained at 1.78% over Term SOFR, which the Company fixed at 5.91% for its share of the debt through the fully extended maturity date. The partnership separately modified and extended the $125.0 million mezzanine loan and subsequently repaid the loan for $62.5 million.
(8) The coupon rate is based on the last available LIBOR on June 30, 2023.
(9) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.
(10) The Company is in discussions with the lender on resolution of the past maturity.

Supplemental Information	24	First Quarter 2024

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,040,885		$—		$3,040,885
SLG Share of JV	5,377,399		527,781		5,905,180
Total Fixed Rate Debt	$8,418,284	85.5%	$527,781	50.7%	$8,946,065	82.2%

Floating Rate Debt
Consolidated	$650,000		$110,493		$760,493
SLG Share of JV	779,640		402,528		1,182,168
	1,429,640	14.5%	513,021	49.3%	1,942,661	17.8%
Debt & Preferred Equity and Other Investments	(122,386)	(1.2)%	(49,846)	(4.8)%	(172,232)	(1.6)%
Total Floating Rate Debt	$1,307,254	13.3%	$463,175	44.5%	$1,770,429	16.3%

Total Debt	$9,847,924		$1,040,802		$10,888,726

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	37.0%	Less than 60%
Consolidated Fixed Charge Coverage	1.46x	Greater than 1.40x
Maximum Secured Indebtedness	18.4%	Less than 50%
Maximum Unencumbered Leverage Ratio	39.4%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	36.6%	Less than 60%
Secured Debt / Total Assets	20.8%	Less than 40%
Debt Service Coverage	2.04x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	327.7%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	25	First Quarter 2024

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	3/31/2024	3/31/2024		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
10 East 53rd Street			55.0	$220,000	$1,789		Cap	4.00%	February 2024	February 2025

100 Church Street			100.0	$370,000	$2,879		Swap	3.89%	November 2022	June 2027

Unsecured Debt
Term Loan A			100.0	$150,000	$4,915		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	8,730		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	3,528		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	3,983		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	2,354		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	11,314		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	2,794		Swap	3.52%	January 2024	May 2027

Term Loan B			100.0	$200,000	$6,417		Swap	2.66%	December 2021	January 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	$1,120		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
SLGOP - One Madison Avenue			100.0	$300,000	$(5,113)	(2)	Swap	4.49%	November 2024	November 2027

10 East 53rd Street			55.0	$204,963	$(1,079)		Swap	3.92%	February 2025	May 2028

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	3/31/2024		3/31/2024
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
One Madison Avenue	25.5	$501,650	$127,921	$2,560	$653		Cap	0.49%	February 2022	May 2024
One Madison Avenue	25.5	501,650	127,921	2,560	653		Cap	0.49%	February 2022	May 2024

220 East 42nd Street	51.0	$505,412	$257,760	$2,490	$1,270		Cap	3.00%	June 2023	June 2024

450 Park Avenue	25.1	$273,616	$68,678	$1,212	$304		Cap	4.00%	August 2023	August 2024

5 Times Square (3)	31.6	$514,897	$162,450	$4,118	$1,299		Cap	3.50%	September 2023	September 2024

919 Third Avenue	51.0	$250,000	$127,500	$4,069	$2,075		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	4,070	2,076		Swap	3.61%	April 2023	February 2026

800 Third Avenue	60.5	$177,000	$107,120	$9,459	$5,725		Swap	1.55%	December 2022	February 2026

Forward-starting Derivatives
One Madison Avenue	25.5	$278,161	$70,931	$1,624	$414		Cap	4.00%	May 2024	November 2024
One Madison Avenue	25.5	278,161	70,931	1,624	414		Cap	4.00%	May 2024	November 2024

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.
(3) Alternative Strategy Portfolio asset.

Supplemental Information	26	First Quarter 2024

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		2024 Scheduled		2025 Scheduled		2026 Scheduled		2027 Scheduled		Lease	Year of Final
Property		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$5,182		$6,909		$6,909		$6,909		$85,520	2043
SL Green Headquarters at One Vanderbilt		1,274	(4)	1,736	(4)	1,776	(4)	1,779	(4)	91,024	2048
SUMMIT One Vanderbilt		5,218	(4)	6,958	(4)	6,958	(4)	6,958	(4)	432,820	2070
420 Lexington Avenue		8,399		11,199		11,199		11,199		172,517	2080
711 Third Avenue		4,125	(5)	5,500	(5)	5,500	(5)	5,500	(5)	41,713 (5)	2083
Total		$24,198		$32,302		$32,342		$32,345		$823,594

Financing Leases
15 Beekman		$2,388		$3,228		$3,276		$3,325		$105,859	2119	(6)
Total		$2,388		$3,228		$3,276		$3,325		$105,859

	SLG	2024 Scheduled		2025 Scheduled		2026 Scheduled		2027 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	33.3	$460		$614		$614		$693		$3,321	2029
885 Third Avenue (8)	34.1	194		259		259		259		5,178	2080

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$1,343		$1,790		$1,802		$1,935		$14,518	2053
650 Fifth Avenue (Floors b-3)	50.0	1,177		1,569		1,571		1,585		31,770	2062
5 Times Square	31.6	—	(9)	—	(9)	—	(9)	—	(9)	— (9)	2089
1560 Broadway	50.0	5,526		7,476		7,554		7,610		62,150	2114

Total		$8,700		$11,708		$11,800		$12,082		$116,937

Financing Leases
One Vanderbilt Avenue Garage	71.0	$157		$211		$213		$215		$3,437	2069

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$5,523		$7,364		$7,364		$7,364		$103,369	2062
2 Herald Square	95.0	10,751		14,613		14,978		15,353		406,332	2077	(6)

Total		$16,431		$22,188		$22,555		$22,932		$513,138

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of March 31, 2024.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.
(8) In April, the Company entered into a lease amendment to reset the ground rent and extend the ground lease to 2119.
(9) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	27	First Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

3/31/2023		$626,803	$635,651	5.75%	5.89%

Debt investment originations/fundings/accretion	(4)	7,660
Preferred Equity investment originations/accretion	(4)	2,013
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2023		$636,476	$645,812	5.83%	6.07%

Debt investment originations/fundings/accretion	(4)	45,730
Preferred Equity investment originations/accretion	(4)	2,068
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(349,947)
Reserves/Realized Losses		—
9/30/2023		$334,327	$608,701	6.15%	8.21%

Debt investment originations/fundings/accretion	(4)	10.315
Preferred Equity investment originations/accretion	(4)	2,103
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2023		$346,745	$358,011	7.79%	7.92%

Debt investment originations/fundings/accretion	(4)	3,487
Preferred Equity investment originations/accretion	(4)	2,115
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2024		$352,347	$362,794	7.82%	7.95%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	28	First Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$172,232	$50,000	$222,232		$1,084,257	$577	8.56%	8.72%

Preferred Equity	—	130,115	130,115		250,000	$771	6.46%	6.55%

Balance as of 3/31/2024	$172,232	$180,115	$352,347	(4)		$648	7.82%	7.95%

	Debt and Preferred Equity Maturity Profile (4)
	2024	2025	2026	2027	2028 & Thereafter
Floating Rate	$122,713	$—	$49,519	$—	$—
Fixed Rate	—	30,000	—	130,115	20,000
Sub-total	$122,713	$30,000	$49,519	$130,115	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.69 years. Approximately 31.3% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.00 years.

Supplemental Information	29	First Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	3/31/2024		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity	$130,115		Multi-Family Rental	Manhattan	$250,000	$771	Fixed	6.55%

Mezzanine Loan	64,624		Multi-Family Rental	Brooklyn	284,173	$572	Floating	15.05%

Mezzanine Loan (4)	49,846	(4)	Office	Manhattan	275,000	$414	Floating	(5)

Mezzanine Loan	49,519		Office	Manhattan	186,084	$722	Floating	10.42%

Mezzanine Loan	30,000		Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000		Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,243		Office	Manhattan	54,000	$449	Floating	18.07%

Total	$352,347

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Alternative Strategy Portfolio asset.
(5) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of March 31, 2024.

Supplemental Information	30	First Quarter 2024

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	354,300	1.6	98.1	98.1	98.1	98.1	$33,540	$18,447	40
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.8	92.9	92.9	90.3	92.9	47,822	47,822	19
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	90.9	93.2	89.7	90.3	18,289	18,289	54
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.8	99.3	99.3	99.3	99.3	47,992	47,992	24
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.0	100.0	100.0	100.0	100.0	18,485	18,485	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.5	87.7	88.6	86.6	87.3	82,627	82,627	170
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	76.9	90.6	76.0	76.0	14,327	14,327	14
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	4.2	75.8	82.0	73.9	76.3	47,525	47,525	29
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.3	87.5	88.1	97.8	97.8	50,420	50,420	11
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.4	95.3	95.3	95.3	95.3	35,181	35,181	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.2	82.0	84.2	81.3	82.0	40,425	40,425	41
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.9	73.1	76.8	70.7	74.4	69,256	69,256	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.6	72.1	77.7	72.0	75.2	32,720	32,720	43
Added to Same Store in 2024
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	1.0	73.0	73.0	81.3	81.3	10,167	10,167	11

Subtotal / Weighted Average				8,753,441	40.2%	85.3%	87.5%	85.5%	86.9%	$548,776	$533,683	499

Total / Weighted Average Consolidated Properties				8,753,441	40.2%	85.3%	87.5%	85.5%	86.9%	$548,776	$533,683	499

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1,657,198	7.6	97.4	98.9	97.8	99.4	$270,894	$192,362	38
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	10.7	96.2	96.2	96.2	96.2	169,537	101,722	9
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.8	56.5	67.6	77.4	77.4	38,333	19,167	34
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	5.2	88.4	89.5	88.4	88.4	69,224	35,304	31
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.6	82.0	87.4	94.1	94.1	114,717	57,358	34
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.4	83.0	85.1	78.8	83.4	33,314	20,155	40
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.7	80.0	80.0	80.0	80.0	83,557	42,614	9
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	8.1	99.7	99.7	99.7	99.7	136,830	77,857	7
Added to Same Store in 2024
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.5	82.9	92.5	82.3	92.5	35,378	8,880	22

Subtotal / Weighted Average				11,226,356	51.6%	88.5%	90.6%	91.2%	92.0%	$951,784	$555,419	224

"Non Same Store"
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	8.2	72.5	81.1	74.6	83.2	$128,892	$64,575	12

Subtotal / Weighted Average				1,782,793	8.2%	72.5%	81.1%	74.6%	83.2%	$128,892	$64,575	12

Total / Weighted Average Unconsolidated Properties				13,009,149	59.8%	86.3%	89.3%	88.9%	90.8%	$1,080,676	$619,994	236

Manhattan Operating Properties Grand Total / Weighted Average				21,762,590	100.0%	85.9%	88.6%	87.6%	89.2%	$1,629,452	$1,153,677	735
Manhattan Operating Properties Same Store Occupancy %				19,979,797	91.8%	87.1%	89.2%	88.7%	89.8%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) The Company owns 50% of the fee interest.

Supplemental Information	31	First Quarter 2024

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	36.4		100.0	100.0	100.0	100.0	$2,500	$907	1

Subtotal/Weighted Average				12,946	36.4%		100.0%	100.0%	100.0%	100.0%	$2,500	$907	1

"Non Same Store" Retail
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	63.6		100.0	100.0	100.0	100.0	$18,362	$18,362	1

Subtotal/Weighted Average				22,648	63.6%		100.0%	100.0%	100.0%	100.0%	$18,362	$18,362	1

Total / Weighted Average Retail Properties				35,594	100.0%		100.0%	100.0%	100.0%	100.0%	$20,862	$19,269	2

	Ownership				Total		March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (4)
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES
"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		97.6	98.6	95.2	96.7	$11,862	$11,862	$4,846
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(5)	100.0	100.0	100.0	100.0	13,473	2,695	N/A
Subtotal/Weighted Average				362,266	693		99.3%	99.6%	98.6%	99.0%	$25,335	$14,557	$4,846

Total / Weighted Average Residential Properties				362,266	693		99.3%	99.6%	98.6%	99.0%	$25,335	$14,557	$4,846

	Ownership				% of Total		March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

SUBURBAN PROPERTIES
"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		73.8	73.8	77.1	77.1	$18,592	$18,592	93

Subtotal/Weighted Average				862,800	100.0%		73.8%	73.8%	77.1%	77.1%	$18,592	$18,592	93

Total / Weighted Average Suburban Properties				862,800	100.0%		73.8%	73.8%	77.1%	77.1%	$18,592	$18,592	93

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Calculated based on occupied units. Amount in dollars.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	32	First Quarter 2024

SELECTED PROPERTY DATA Development / Redevelopment, Alternative Strategy Portfolio & Construction in Progress Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.0	5.5	5.5	5.5	5.5	$32	$32	$14,407	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	3.6	34.5	34.5	34.5	34.5	3,344	3,344	49,246	4
625 Madison Avenue	90.4	Plaza District	Fee Interest	563,000	40.0	—	—	—	—	—	—	637,171	—
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	55.4	14.3	14.3	17.7	17.7	10,863	10,863	279,415	20

Total / Weighted Average Development / Redevelopment Properties				1,407,845	100.0%	9.2%	9.2%	11.1%	11.1%	$14,239	$14,239	$980,239	25

	Ownership				% of Total	March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	9.9	43.9	43.9	34.5	34.5	$19,989	$18,990	$135,270	4
5 Times Square	31.6	Times Square	Leasehold Interest	1,127,931	30.4	23.3	23.3	23.3	23.3	27,069	8,540	147,005	3
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.5	100.0	100.0	100.0	100.0	3,520	1,056	(1,397)	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.1	100.0	100.0	100.0	100.0	3,984	2,032	(5,748)	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	1.9	100.0	100.0	100.0	100.0	41,193	20,596	(68,498)	1
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,848	0.2	100.0	100.0	100.0	100.0	1,505	1,505	(10,079)	1
719 Seventh Avenue	100.0	Times Square	Fee Interest	10,040	0.3	—	—	—	—	—	—	(25,124)	—
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	1.6	88.3	88.3	88.3	88.3	31,143	15,572	0	3
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	55.1	91.8	91.8	91.8	91.8	146,105	36,453	92,895	22

Total / Weighted Average Alternative Strategy Portfolio Properties				3,712,844	100.0%	66.1%	66.1%	65.2%	65.2%	$274,508	$104,744	$264,324	36

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.

Construction in Progress
							Future Equity				Development
					Equity Contributed		Contributions		Financing		Budget
Building Address		Ownership		Percentage
	Square Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company	Partners	Drawn	Available	Total (2)

One Madison	1,396,426	25.5	Q3 2023	63.6	$276,092	$761,157	$—	$—	$769,105	$480,895	$2,287,249
760 Madison - Residential Condominiums	35,926	100.0	(3)	(3)	116,749	—	40,845	—	—	—	157,594

Total Construction In Progress					$392,841	$761,157	$40,845	$—	$769,105	$480,895	$2,444,843

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The residences are expected to be complete in Q3 2024.

Supplemental Information	33	First Quarter 2024

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.7	100.0	100.0	100.0	100.0	$18,362	$18,362	1

Subtotal / Weighted Average				22,648	1.7%	100.0%	100.0%	100.0%	100.0%	$18,362	$18,362	1

HIGH STREET RETAIL - Unconsolidated Properties
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	0.9	100.0	100.0	100.0	100.0	$2,500	$907	1

Subtotal / Weighted Average				12,946	0.9%	100.0%	100.0%	100.0%	100.0%	$2,500	$907	1

Total / Weighted Average High Street Retail				35,594	2.6%	100.0%	100.0%	100.0%	100.0%	$20,862	$19,269	2

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	55.0	Plaza District	Fee Interest	38,657	2.8	100.0	100.0	100.0	100.0	$3,887	$2,138	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.5	96.2	96.2	96.2	96.2	4,007	4,007	9
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.2	100.0	100.0	100.0	100.0	4,484	4,484	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.3	100.0	100.0	100.0	100.0	4,735	4,735	7
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.2	100.0	100.0	100.0	100.0	3,344	3,344	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.8	100.0	100.0	100.0	100.0	3,634	3,634	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.9	93.6	100.0	93.6	93.6	4,828	4,828	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.2	10.8	10.8	—	—	330	330	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	3.0	68.5	68.5	68.5	68.5	4,491	4,491	7
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.9	100.0	100.0	100.0	100.0	3,025	3,025	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.9	100.0	100.0	100.0	100.0	3,470	3,470	3
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.8	47.5	47.5	47.5	47.5	1,779	1,779	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.3	98.6	98.6	98.6	98.6	4,716	4,716	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.7	100.0	100.0	77.3	77.3	515	515	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	4.1	98.3	98.3	98.3	98.3	5,306	5,306	4
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.3	100.0	100.0	100.0	100.0	2,649	2,649	6

Subtotal / Weighted Average				509,296	36.9%	90.7%	91.3%	89.9%	89.9%	$55,200	$53,451	69

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	34,885	2.5	100.0	100.0	100.0	100.0	$5,789	$4,111	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	2.8	96.4	96.4	96.4	96.4	3,739	2,243	4
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022	2.9	97.1	97.1	97.1	97.1	3,186	1,593	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.5	67.1	67.1	67.1	67.1	1,576	804	3
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220	2.7	50.7	50.7	50.7	50.7	1,163	583	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.0	93.9	93.9	93.9	93.9	1,642	821	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.5	100.0	100.0	100.0	100.0	1,561	392	1
625 Madison Avenue (4)	90.4	Plaza District	Fee Interest	78,489	5.7	—	—	—	—	—	—	—
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.7	28.3	28.3	28.3	28.3	400	242	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.2	98.9	98.9	98.9	98.9	3,906	1,992	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	13.2	99.8	99.8	99.8	99.8	31,170	17,735	7

Subtotal / Weighted Average				520,733	37.7%	76.9%	76.9%	76.9%	76.9%	$54,132	$30,516	39

Total / Weighted Average Other Retail				1,030,029	74.6%	83.7%	84.1%	83.4%	83.4%	$109,332	$83,967	108

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	34	First Quarter 2024

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	March 31, 2024		December 31, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,944		0.6	100.0	100.0	100.0	100.0	$1,505	$1,505	1
719 Seventh Avenue	100.0	Times Square	Fee Interest	10,040		0.7	—	—	—	—	—	—	—

Subtotal / Weighted Average				17,984		1.3%	44.2%	44.2%	44.2%	44.2%	$1,505	$1,505	1

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square (4)	95.0	Herald Square	Leasehold Interest	94,531		6.8	40.6	40.6	40.6	40.6	$9,661	$9,178	3
5 Times Square (4)	31.6	Times Square	Leasehold Interest	42,934		3.1	56.9	56.9	56.9	56.9	4,260	1,344	2
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150		1.2	100.0	100.0	100.0	100.0	3,520	1,056	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	3,984	2,032	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		5.0	100.0	100.0	100.0	100.0	41,193	20,596	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718		4.2	88.3	88.3	88.3	88.3	31,142	15,572	3
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(5)	0.8	84.9	84.9	84.9	84.9	1,227	306	7

Subtotal / Weighted Average				297,357		21.5%	72.1%	72.1%	72.1%	72.1%	$94,987	$50,084	18

Total / Weighted Average Alternative Strategy Portfolio				315,341		22.8%	70.5%	70.5%	70.5%	70.5%	$96,492	$51,589	19

Retail Grand Total / Weighted Average				1,380,964		100.0%	81.1%	81.4%	80.8%	80.8%	$226,686	$154,825	129

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.
(5) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	First Quarter 2024

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,126	$105,636	$60,107	4.5%	$65.89
	555 West 57th Street	100.0	Apr 2029	186,266	10,790	10,790	0.8	57.93
	1515 Broadway	56.9	Mar 2028	9,106	2,166	1,233	0.2	237.84
	Worldwide Plaza	25.0	Jan 2027	32,598	2,523	629	—	77.38
				1,831,096	$121,115	$72,759	5.5%	$66.14

Credit Suisse (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$76,557	$45,934	3.5%	$64.62		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$51,201	$30,721	2.3%	$88.46		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$25,381	$18,023	1.4%	$131.40
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,234	2,296	0.2	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,029	2,029	0.1	325.39
	125 Park Avenue	100.0	Oct 2030	26,536	1,833	1,833	0.1	69.08
	125 Park Avenue	100.0	Mar 2034	25,171	1,611	1,611	0.1	64.00
				257,943	$34,088	$25,792	1.9%	$132.15		AA-

Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	749,216	$50,495	$25,753	1.9%	$67.40
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,500	$25,300	1.9%	$96.96		A
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,963	$23,407	1.8%	$169.30		A-
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$21,127	$21,127	1.6%	$41.42		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,111	$21,111	1.6%	$96.72
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$41,193	$20,596	1.6%	$595.15		AA-

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$19,905	$19,905	1.5%	$57.72
	420 Lexington Avenue	100.0	Jan 2027	7,537	444	444	—	58.89
				352,410	$20,349	$20,349	1.5%	$57.74	(4)	A3

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,580	$13,580	1.0%	$78.02
	11 Madison Avenue	60.0	Sep 2030	104,618	$10,539	$6,323	0.5	$100.73
				278,687	$24,119	$19,903	1.5%	$86.54

Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,362	$18,362	1.4%	$810.76

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$24,857	$17,651	1.4%	$169.51
	420 Lexington Avenue	100.0	Oct 2026	10,043	622	622	—	61.92
				156,685	$25,479	$18,273	1.4%	$162.61

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Apr 2042	142,892	$20,466	$14,533	1.1%	$143.23
	125 Park Avenue	100.0	Apr 2042	52,450	3,577	3,577	0.3	68.20
				195,342	$24,043	$18,110	1.4%	$123.08		AA-

Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$70,065	$17,481	1.3%	$113.53
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$22,014	$15,632	1.2%	$225.43	(4)
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,523	$15,524	1.2%	$92.86		BBB-
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$12,841	$12,841	1.0%	$56.68		A

Greenberg Traurig LLP	One Vanderbilt Avenue	71.0	Oct 2037	99,888	$12,661	$8,990	0.7%	$126.75
	420 Lexington Avenue	100.0	Nov 2037	49,049	3,370	3,371	0.2	68.72
				148,937	$16,031	$12,361	0.9%	$107.64

Total				8,378,058	$749,176	$481,336	36.4%	$89.42

(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	36	First Quarter 2024

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	37	First Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 12/31/23			2,906,493

Space which became available during the Quarter (3):
Office
	One Vanderbilt Avenue	1	7,246	7,134	$250.00
	100 Park Avenue	2	176,216	191,200	93.12
	110 Greene Street	3	2,270	2,270	83.32
	245 Park Avenue	1	37,406	37,467	82.65
	280 Park Avenue	4	144,277	150,626	128.46
	420 Lexington Avenue	8	28,271	37,328	62.49
	555 West 57th Street	1	112,785	137,072	52.90
	800 Third Avenue	4	9,083	8,998	72.60
	885 Third Avenue	2	18,213	18,213	92.95
	1350 Avenue of the Americas	2	5,952	6,469	87.04
	Total/Weighted Average	28	541,719	596,777	$91.69

	100 Park Avenue	1	527	417	$35.79
	280 Park Avenue	2	266	266	22.60
	420 Lexington Avenue	1	1,038	994	$15.00
	Total/Weighted Average	4	1,831	1,677	$21.38

	Total Space which became available during the Quarter
	Office	28	541,719	596,777	$91.69
	Storage	4	1,831	1,677	$21.38
		32	543,550	598,454	$91.49

	Total Available Space		3,450,043

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	First Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				3,450,043

	100 Church Street	1	33.0	27,109	27,833	$38.00	$—	$194.81	36.0
	100 Park Avenue	1	3.2	1,780	2,006	92.00	81.78	5.73	2.0
	110 Greene Street	3	4.8	4,960	4,960	86.59	79.04	81.31	4.2
	420 Lexington Avenue	12	2.8	40,619	51,646	59.03	66.00	49.27	2.0
	450 Park Avenue	1	3.3	1,926	1,932	120.00	104.22	9.97	3.0
	485 Lexington Avenue	2	9.6	17,484	17,963	57.14	77.77	87.47	12.5
	555 West 57th Street	1	2.0	15,543	19,820	65.00	52.90	—	—
	800 Third Avenue	7	6.5	31,112	31,199	61.00	72.36	99.81	6.4
	810 Seventh Avenue	1	11.0	4,723	5,161	56.85	—	189.03	12.0
	1185 Avenue of the Americas	2	7.4	25,000	27,231	62.47	—	140.86	7.7
	1350 Avenue of the Americas	4	5.6	6,983	8,559	67.54	77.17	3.06	3.1
	Total/Weighted Average	35	9.2	177,239	198,310	$59.22	$66.56	$90.38	9.4

Retail
	461 Fifth Avenue	1	15.7	1,850	1,751	$188.46	$491.97	$199.89	8.0
	Total/Weighted Average	1	15.7	1,850	1,751	$188.46	$491.97	$199.89	8.0

Storage
	420 Lexington Avenue	1	1.0	1,038	994	$15.00	$15.00	$—	—
	800 Third Avenue	1	5.3	102	102	20.00	—	—	—
	Total/Weighted Average	2	1.4	1,140	1,096	$15.47	$15.00	$—	—

Leased Space
	Office (4)	35	9.2	177,239	198,310	$59.22	$66.56	$90.38	9.4
	Retail	1	15.7	1,850	1,751	$188.46	$491.97	$199.89	8.0
	Storage	2	1.4	1,140	1,096	$15.47	$15.00	$—	—
	Total	38	9.2	180,229	201,157	$60.10	$74.14	$90.84	9.3

Total Available Space as of 3/31/24				3,269,814
Early Renewals
Office
	10 East 53rd Street	1	1.9	4,085	4,481	$90.53	$88.76	$—	—
	100 Church Street	1	1.6	22,370	22,873	57.63	57.63	—	—
	100 Park Avenue	1	3.4	2,625	2,953	87.00	86.33	10.47	5.0
	110 Greene Street	4	4.3	25,877	25,568	77.41	75.81	—	6.5
	125 Park Avenue	1	5.5	11,506	12,462	63.00	68.31	30.00	6.0
	280 Park Avenue	1	4.3	53,186	56,932	109.00	98.74	35.00	5.4
	420 Lexington Avenue	2	1.8	3,906	5,074	62.20	64.24	—	—
	450 Park Avenue	1	5.3	16,384	16,384	88.95	80.00	—	4.0
	485 Lexington Avenue	1	5.8	14,078	14,078	60.00	71.30	12.07	6.0
	800 Third Avenue	2	7.7	28,573	31,340	56.72	77.32	—	8.4
	Total/Weighted Average	15	4.7	182,590	192,145	$79.87	$80.38	$13.36	5.1

	1350 Avenue of the Americas	1	5.0	253	258	$40.00	$40.00	—	—
	Total/Weighted Average	1	5.0	253	258	$40.00	$40.00	$—	—

Renewals
	Early Renewals Office	15	4.7	182,590	192,145	$79.87	$80.38	$13.36	5.1
	Early Renewals Storage	1	5.0	253	258	$40.00	$40.00	$—	—
	Total	16	4.7	182,843	192,403	$79.81	$80.33	$13.34	5.1

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $64.80/rsf for 88,734 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $75.11/rsf for 280,879 rentable SF.

Supplemental Information	39	First Quarter 2024

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties
1st Quarter 2024 (4)	13	29,823	29,823	0.4%	$2,524,402	$2,524,402	$84.65	$70.60
2nd Quarter 2024	11	40,686	37,162.5	0.5%	2,795,569	2,536,804	68.71	64.66
3rd Quarter 2024	12	98,280	96,518.25	1.2%	3,616,892	3,404,263	36.80	35.11
4th Quarter 2024	23	301,916	294,541.85	3.8%	19,221,910	18,479,256	63.67	59.02

Total 2024	59	470,705	458,046	5.9%	$28,158,773	$26,944,725	$59.82	$55.25

2025	79	716,882	705,500.15	9.0%	$57,950,510	$57,047,816	$80.84	$66.72
2026	65	835,084	814,326.85	10.5%	59,158,980	57,087,549	70.84	66.40
2027	62	693,911	683,022.8	8.7%	56,111,537	55,028,515	80.86	64.62
2028	60	725,836	711,387.85	9.1%	55,325,670	53,813,389	76.22	69.48
2029	42	636,052	625,260.1	8.0%	42,756,308	41,769,823	67.22	61.53
2030	32	851,109	813,793.65	10.7%	59,732,677	56,959,401	70.18	67.06
2031	20	335,237	329,012.6	4.2%	24,114,373	23,544,401	71.93	68.46
2032	17	702,422	687,655.7	8.8%	43,224,768	42,094,297	61.54	55.35
2033	18	274,393	258,803.65	3.5%	22,695,923	21,134,829	82.71	76.58
Thereafter	55	1,696,511	1,682,038.1	21.6%	99,546,445	98,258,432	58.68	52.75
Grand Total	509	7,938,142	7,768,847	100.0%	$548,775,964	$533,683,177	$69.13	$62.12

Unconsolidated JV Properties
1st Quarter 2024 (4)	3	15,707	5,194.32	0.1%	$1,858,775	$563,091	$118.34	$106.55
2nd Quarter 2024	2	15,671	8,321.335	0.1%	1,415,877	744,111	90.35	69.41
3rd Quarter 2024	2	6,808	3,502.187	0.1%	516,902	260,107	75.93	58.89
4th Quarter 2024	5	31,848	13,888	0.3%	3,589,235	1,420,817	112.70	93.24

Total 2024	12	70,034	30,906	0.6%	$7,380,789	$2,988,126	$105.39	$87.55

2025	32	652,618	327,821	5.7%	$77,916,949	$39,093,514	$119.39	$111.58
2026	25	310,354	145,846	2.7%	40,682,624	19,738,683	131.08	124.17
2027	24	274,151	155,715	2.4%	31,892,113	18,336,873	116.33	119.78
2028	14	868,314	440,621	7.6%	62,352,276	31,239,868	71.81	75.89
2029	16	339,197	196,186	3.0%	37,365,101	21,660,548	110.16	90.71
2030	21	2,783,989	1,559,796	24.4%	209,204,474	116,616,113	75.15	77.57
2031	12	983,527	505,477	8.6%	89,194,026	46,002,294	90.69	100.32
2032	10	199,200	120,317	1.7%	24,779,463	15,789,911	124.39	129.76
Thereafter	57	4,610,690	2,725,061	40.6%	468,892,382	291,050,514	101.70	108.18
Grand Total	242	11,396,665	6,379,443	100.0%	$1,080,675,906	$619,993,525	$94.82	$97.61

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to March 31, 2024.

Supplemental Information	40	First Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	—	—	—	—%	—	—	—	—
Thereafter	1	22,648	22,648	100.0%	18,362,136	18,362,136	810.76	511.93
	1	22,648	22,648	100.0%	$18,362,136	$18,362,136	$810.76	$511.93
Vacancy (5)		—						$0.00
Grand Total		22,648						$511.93

Other Retail
2024 (4)	2	4,660	4,660	1.0%	$1,180,288	$1,180,288	$253.28	$119.00
2025	3	18,915	18,915	4.0%	4,539,026	4,539,026	239.97	168.30
2026	4	10,104	10,104	2.2%	1,111,018	1,111,018	109.96	91.11
2027	7	31,831	30,775	6.8%	5,057,984	4,883,354	158.90	103.18
2028	4	11,393	9,526	2.4%	1,944,987	1,658,351	170.72	127.98
2029	4	27,702	27,702	5.9%	2,487,918	2,487,918	89.81	86.47
2030	5	47,744	47,744	10.2%	6,941,856	6,941,856	145.40	116.77
2031	3	7,343	7,343	1.6%	1,145,955	1,145,955	156.06	116.74
2032	8	72,420	72,420	15.4%	6,385,758	6,385,758	88.18	75.36
2033	7	63,848	63,848	13.6%	8,387,755	8,387,755	131.37	115.56
Thereafter	22	173,564	159,091	36.9%	16,017,822	14,729,809	92.29	69.85
	69	469,524	452,128	100.0%	$55,200,367	$53,451,088	$117.57	$91.98
Vacancy (5)		46,980						$78.60
Grand Total		516,504						$90.76

Alternative Strategy Portfolio
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	1	7,944	7,944	100.0%	1,504,764	1,504,764	189.42	394.65
Thereafter	—	—	—	—%	—	—	—	—
	1	7,944	7,944	100.0%	$1,504,764	$1,504,764	$189.42	$394.65
Vacancy (5)		10,040						$268.92
Grand Total		17,984						$324.46

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to March 31, 2024.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	First Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	—	—	—	—%	—	—	—	—
Thereafter	1	13,092	4,748	100.0%	2,499,996	906,749	190.96	160.40
	1	13,092	4,748	100.0%	$2,499,996	$906,749	$190.96	$160.40
Vacancy (5)		—						$0.00
Grand Total		13,092						$160.40

Other Retail
2024 (4)	2	4,091	2,046	1.0%	$499,197	$249,598	$122.02	$100.00
2025	—	—	—	—%	—	—	—	—
2026	3	20,560	11,166	5.2%	10,418,139	5,850,671	506.72	346.81
2027	3	19,225	10,145	4.8%	11,181,679	6,303,510	581.62	460.98
2028	3	22,872	12,064	5.8%	3,387,901	1,843,386	148.12	160.14
2029	5	61,747	31,614	15.6%	6,163,554	2,931,253	99.82	83.43
2030	2	11,970	6,811	3.0%	6,927,167	3,941,558	578.71	304.49
2031	4	13,215	6,905	3.3%	1,529,694	844,044	115.75	99.57
2032	2	18,864	9,499	4.8%	1,292,707	652,285	68.53	114.93
2033	2	4,721	2,429	1.2%	558,693	286,365	118.34	148.09
Thereafter	13	219,682	128,718	55.3%	12,172,978	7,613,249	55.41	64.80
	39	396,947	221,397	100.0%	$54,131,709	$30,515,919	$136.37	$119.11
Vacancy (5)		123,421						$173.98
Grand Total		520,368						$132.12

Alternative Strategy Portfolio
2024 (4)	3	25,551	9,415	12.4%	$7,769,406	$3,511,580	$304.07	$416.53
2025	—	—	—	—%	—	—	—	—
2026	3	17,869	6,381	8.6%	7,575,048	3,105,449	423.92	261.69
2027	1	1,685	420	0.8%	445,327	111,109	264.29	175.00
2028	1	1,819	454	0.9%	207,732	51,829	114.20	99.91
2029	3	32,599	16,524	15.8%	23,952,029	12,171,519	734.75	375.71
2030	—	—	—	—%	—	—	—	—
2031	2	23,536	21,077	11.4%	7,360,013	6,856,688	312.71	290.32
2032	—	—	—	—%	—	—	—	—
2033	1	16,343	15,526	7.9%	2,001,188	1,901,129	122.45	122.38
Thereafter	4	87,456	41,784	42.2%	45,676,646	22,374,481	522.28	459.16
	18	206,858	111,581	100.0%	$94,987,389	$50,083,784	$459.19	$372.40
Vacancy (5)		73,423						$293.07
Grand Total		280,281						$351.62

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to March 31, 2024.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	First Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2024
2001 - 2024 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	88.4
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	76.9
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	14.3
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	75.8
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	13.3
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	34.2
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	75.8
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	83.0
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	77.2
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	92.9
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.3
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	82.0
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	98.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	90.9
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.2
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.8
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	43.9
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	90.9
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	73.0
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	82.9
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	72.5
					42,078,916	$26,258,062

Supplemental Information	43	First Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2024 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
					29,695,158	$21,313,825	$718

Supplemental Information	44	First Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2024
2005 - 2023 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	1,096,714	22.5	23.3
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
						15,440,688	$9,279,014
2024 Acquisitions
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0%	Leasehold Interest	369,000	$120,000	43.9	43.9
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	—	—
						379,040	$196,500

Supplemental Information	45	First Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2023 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
						12,138,700	$9,921,298	$817
2024 Dispositions
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9%	Fee Interest	119,550	$963,000	$8,055
						119,550	$963,000	$8,055

Supplemental Information	46	First Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2024
2007 - 2024 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	73.8
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2024 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,134		$240

Supplemental Information	47	First Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	48	First Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2024	2023

Net income (loss) attributable to SL Green common stockholders	$13,141	$(39,731)
Add:
Depreciation and amortization	48,584	78,782
Joint venture depreciation and noncontrolling interest adjustments	74,258	69,534
Net loss attributable to noncontrolling interests	(393)	(3,962)
Less:
Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	26,764	(79)
Purchase price and other fair value adjustments	(55,652)	—
Loss on sale of real estate, net	—	(1,651)
Depreciable real estate reserves	(52,118)	—
Depreciation on non-rental real estate assets	1,153	868
FFO attributable to SL Green common stockholders and unit holders	$215,443	$105,485

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023

Net income (loss)	$18,389	$(160,058)	$(21,694)	$(379,228)	$(38,357)
Depreciable real estate reserves	52,118	76,847	(389)	305,916	—
Loss (gain) on sale of real estate	—	4,557	(516)	26,678	1,651
Purchase price and other fair value adjustments	50,492	10,273	(10,183)	17,409	(239)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(26,764)	13,289	—	—	79
Depreciation and amortization	48,584	49,050	50,642	69,336	78,782
Income taxes	707	737	(544)	802	564
Amortization of deferred financing costs	1,539	1,510	2,152	2,154	2,021
Interest expense, net of interest income	31,173	27,400	27,440	40,621	41,653
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	9,372	151,577	153,417	134,001	140,222
EBITDAre	$185,610	$175,182	$200,325	$217,689	$226,376

Supplemental Information	49	First Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended
Operating income and Same-store NOI Reconciliation	March 31,
	2024	2023

Net income (loss)	$18,389	$(38,357)

Depreciable real estate reserves	52,118	—
Loss on sale of real estate, net	—	1,651
Purchase price and other fair value adjustments	50,492	(239)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(26,764)	79
Depreciation and amortization	48,584	78,782
SUMMIT Operator tax expense	(1,295)	1,267
Amortization of deferred financing costs	1,539	2,021
Interest expense, net of interest income	31,173	41,653
Operating income	174,236	86,857

Equity in net (income) loss from unconsolidated joint ventures	(111,160)	7,412
Marketing, general and administrative expense	21,313	23,285
Transaction related costs	16	884
Loan loss and other investment reserves, net of recoveries	—	6,890
SUMMIT Operator expenses	21,858	20,688
Investment income	(7,403)	(9,057)
SUMMIT Operator revenue	(25,604)	(19,771)
Non-building revenue	(5,049)	(6,806)
Net operating income (NOI)	68,207	110,382

Equity in net income (loss) from unconsolidated joint ventures	111,160	(7,412)
SLG share of unconsolidated JV depreciation and amortization	69,446	64,723
SLG share of unconsolidated JV amortization of deferred financing costs	3,095	3,062
SLG share of unconsolidated JV interest expense, net of interest income	72,803	63,146
SLG share of unconsolidated JV loss on early extinguishment of debt	(141,664)	—
SLG share of unconsolidated JV investment income	—	(313)
SLG share of unconsolidated JV non-building revenue	(501)	(2,298)
NOI including SLG share of unconsolidated JVs	182,546	231,290

NOI from other properties/affiliates	(24,930)	(66,596)
Same-Store NOI	157,616	164,694

Straight-line and free rent	(3,187)	(5,187)
Amortization of acquired above and below-market leases, net	49	166
Operating lease straight-line adjustment	204	204
SLG share of unconsolidated JV straight-line and free rent	(1,737)	(8,888)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,407)	(4,225)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	(19)
Same-store cash NOI	$148,538	$146,745

Lease termination income	(1,163)	(511)
SLG share of unconsolidated JV lease termination income	(3,286)	(443)
Same-store cash NOI excluding lease termination income	$144,089	$145,791

Supplemental Information	50	First Quarter 2024

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Griffin	(212) 816-5871	michael.a.griffin@citi.com
Deutsche Bank	Omotayo Okusanya	(212) 250-9284	omotayo.okusanya@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	51	First Quarter 2024

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	52	First Quarter 2024